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                                                                    Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Lear Corporation's previously filed Registration Statements on Form S-8 File Nos. 33-55783, 33-57237, 33-61739, 333-03383, 333-06209, 333-16413, 333-16415, 333-28419, 333-59467, 333-62647,
333-78623, 333-94787 and 333-94789, Form S-3 File Nos. 333-16341 and 333-43085
and Form S-4 File No. 333-81255-02.


                                                         /s/ ARTHUR ANDERSEN LLP


Detroit, Michigan
March 20, 2000.